                                                                   EXHIBIT 10.10


                            ADAMS COUNTY, COLORADO
                         COMMUNITY CORRECTIONS PROGRAM
                                  SUBCONTRACT

     THIS SUBCONTRACT for community corrections program services is made this 1/st/ day of July, 1999, by and between the Adams County Board of County
------------------------
Commissioners, located at 450 S. 4th Avenue, Brighton, CO 80601, hereinafter referred to as the "County," and Southern Corrections Systems, Inc., located at 13401 Railway Dr., Oklahoma City, OK 73114, hereinafter referred to as the "Subcontractor."

     WHEREAS, authority exists in the law and funds have been budgeted, appropriated and otherwise made available, and a sufficient unencumbered balance thereof remains available for payment for the purchase of community corrections program services; and

     WHEREAS, the County has entered into a contract with the Colorado Department of Public Safety, Division of Criminal Justice, to provide community corrections program services pursuant to (S)(S) 17-27-101, et seq., C.R.S., as
                                                           ------
amended, during the State fiscal year 1999-2000, and desires to Subcontract with the Subcontractor for the provision of such services.

     NOW, THEREFORE, the County and the Subcontractor, for the consideration herein set forth, agree as follows:

SECTION I -  RESPONSIBILITIES OF THE SUBCONTRACTOR
--------------------------------------------------

The Subcontractor was recommended to the County by the Adams County Community Corrections Board, located at 11160 N. Huron St., Suite #34, Northglenn, CO 80234, and shall provide such services as described in its "Proposal for Services," which is attached hereto and incorporated herein as Exhibit " A."

During the term of this Subcontract, the Subcontractor shall at all times comply with the provisions (S)(S) 17-27-101, et seq., C.R.S., as amended, with all
                                      -------
applicable provisions of the "Colorado Community Corrections Standards," as revised or amended, and with the provisions of the Victims' Rights Act, (S)(S) 24-4.1-301, et seq., C.R.S., as amended. Non-compliance with any applicable
            -------
statutes, standards, or regulations may result in the withholding of funding and/or termination of the Subcontract, pursuant to the provisions of Section IX, herein.

SECTION II -  RESPONSIBILITIES OF THE COUNTY
--------------------------------------------

The County shall reimburse the Contractor for community corrections services provided in accordance with the terms and conditions herein. However, payment pursuant to this Subcontract is subject to and contingent upon the continuing availability of State funds for the purposes hereof. In the event that funds become unavailable, as determined by the County, the County may immediately terminate this Subcontract or amend it accordingly.

SECTION III - TERM
------------------

The term of this Subcontract shall be from July 1, 1999 through June 30,2000, which corresponds to the State fiscal year.

SECTION IV -  PAYMENT AND/OR FEE SCHEDULE
-----------------------------------------

The County shall compensate the Subcontractor in accordance with the reimbursement rates hereunder. Unless the Subcontractor has obtained prior written approval from the County, the Subcontractor shall not be reimbursed for providing any services not specified under the terms and conditions of this Subcontract. Funds allocated under this Subcontract are for services rendered during the current State fiscal year, and cannot be used to pay for community corrections services provided in prior or future State fiscal years. Any unexpended funds allocated or advanced to the Subcontractor under this Subcontract shall be returned to the County within sixty (60) calendar days of the end of the term of this Subcontract.

     A.   Maximum Reimbursement.
          ---------------------

          The County shall reimburse the Subcontractor in a maximum amount not to exceed $2,090,691.00. Payments may be offset against advances made
                    -------------
          to the Subcontractor by the County up to this maximum amount.

     B.   Reimbursement Rates.
          -------------------

          The County shall reimburse the Subcontractor for community corrections services provided according to the following rate schedule:

             $ 626,313.00 for residential transition placements at a daily rate
             ------------
             of $36.08 per offender;

             $ 1,256,378.00 for residential diversion direct sentence and
             --------------
             diversion condition of probation placements at a daily rate of $36.08 per offender;

             $ 208,000.00 for diversion non-residential placements at no more
             ------------
             than $257.00 per month per offender, not to exceed an average of $5.12 per day per offender;

     C.   First and Last Day Reimbursements.
          ---------------------------------

          The Subcontractor shall not be paid for the first day of an offender's participation in a program, but shall be compensated for the last day of an offender's participation. The day an offender transfers from residential to non-residential status, the Subcontractor shall be paid the residential daily rate, but shall not be compensated for non-residential expenses. The day an offender transfers from non-residential to residential status, the Subcontractor shall be paid for non-residential expenses, but shall not be compensated for the residential daily rate.

     D.   Condition-of-probation Clients.
          ------------------------------

          The Subcontractor shall use no more than one percent (1%) of the total residential diversion allocation for condition-of-probation clients, unless a written request is presented to and approved by the County.

          Reimbursement for any single client in residential diversion community corrections as a condition of probation shall be limited to a maximum of thirty (30) days.

     E.   Payment for Travel.
          ------------------

          The Subcontractor shall be reimbursed at the rate of twenty-four cents
          (24c) per mile for travel, when such travel is requested by the Department of Corrections ("DOC") or otherwise approved by the State for the purpose of transporting offenders. The Subcontractor agrees that any and all travel to DOC correctional facilities shall be coordinated by DOC prior to the Subcontractor being reimbursed. The Subcontractor shall provide the County and the State with travel reports setting forth the date of travel, mileage, destination and offenders transported.

     F.   Payment for Leaves of Absence.
          -----------------------------

          The Subcontractor shall be paid for the following leaves of absence, as authorized and approved by DOC or the State Judicial Branch ("SJB"):

          1. "Pass or furlough" based on a privilege to leave the facility to an approved location for up to forty-eight (48) hours.

          2. "Off-grounds leave" for the purpose of conducting a hearing or assessment regarding the continuation of the offender in community corrections, for a maximum allowable period of three (3) days.

          3. "Emergency leave" caused by and limited to a serious life-threatening incident in the offender's immediate family, subject to a maximum period of seven (7) days, to be reimbursed at fifty percent (50%) of the regular per diem rate.

     G.   Method of Billing.
          -----------------

          The Subcontractor shall bill or invoice the County for services provided on such forms and in such manner as the County and/or State may require. The County will not accept a billing unless its accuracy has been confirmed by the appropriate State agency, as evidenced by the signature of the appropriate probation or parole officer on the bill.

     H.   Reimbursement by Client.
          -----------------------

          The Subcontractor may charge each offender participating in a residential program the reasonable costs of the services not covered by payments under this Subcontract. The charges may be collected on an ability to pay basis, but shall not exceed ten dollars ($10.00) per day while in residential placement. Offenders in non-residential placement may be charged up to forty percent (40%) of the reimbursement rate as provided in Section IV, Paragraph B, above, but shall not exceed an average of two dollars ($2.00) per day while in non-residential placement Each offender shall be issued receipt for fees collected.

          Any charges to offenders in excess of these limits must be approved in advance by the State and the Adams County Community Corrections Board, and shall not exceed the amounts described in Exhibit A.

     I.   Limitation of Payments and Liabilities.
          --------------------------------------

          The County shall not assume liability for any debts or expenditures incurred by the Subcontractor or for any deficiencies the Subcontractor may incur in the operation of its program.

SECTION V -  INDEPENDENT CONTRACTOR
-----------------------------------

In providing services under this Subcontract, the Subcontractor acts as an independent contractor and not as an employee of the County. The Subcontractor shall be solely and entirely responsible for his/her acts, and the acts of his/her employees, agents, servants, and sub-subcontractors during the term and performance of this Agreement. No employee, agent, servant, or sub-subcontractor of the Contractor shall be deemed to be an employee, agent, or servant of the County because of the performance of any services or work under this Subcontract. The Subcontractor, at its expense, shall procure and maintain workers' compensation insurance as required by law.

SECTION VI -  NONDISCRIMINATION
-------------------------------

The Subcontractor agrees to comply with applicable federal and state laws, statutes, rules and regulations concerning discrimination and unfair employment practices, including the provision of (S)(S) 24-34-401, et seq., C.R.S., as
                                                        -------
amended.

SECTION VII - INDEMNIFICATION
-----------------------------

The Subcontractor agrees to indemnify and hold harmless the County, its officers, agents, and employees for, from, and against any and all claims, suits, expenses, damages, or other liabilities, including reasonable attorney fees and court costs, arising out of damage or injury to persons, entities, or property caused or sustained by any person(s) as a result of the Subcontractor's performance or failure to perform pursuant to the terms of this Subcontract.

SECTION VIII -  INSURANCE
-------------------------

The Contractor agrees to maintain insurance of the following types and amounts:

     Commercial General Liability Insurance: to include products liability,
     --------------------------------------
     completed operations, contractual, broad form property damage and personal injury.

          Each Occurrence                $1,000,000
          General Aggregate              $2,000,000

     Comprehensive Automobile Liability Insurance: to include all motor vehicles
     --------------------------------------------
     owned, hired, leased, or borrowed.

          Bodily Injury/Property Damage       $1,000,000 (each accident)
          Personal Injury Protection          Per Colorado Statutes

     Workers' Compensation Insurance:    Per Colorado Statutes
     -------------------------------

     The Subcontractor's commercial general liability and comprehensive automobile liability insurance policies and/or certificates of insurance shall be issued to include the State of Colorado and Adams County as "additional insureds," and shall include the following provisions:

          1. Underwriters shall have no right of recovery or subrogation against the County, it being the intent of the parties that the insurance policies so effected shall protect both parties and be primary coverage for any and all losses resulting from the actions or negligence of the Subcontractor.

          2. The insurance companies issuing the policy or policies shall have no response against the County for payment of any premiums due or for any assessments under any form of any policy.

          3. Any and all deductibles contained in any insurance policy shall be assumed by and at the sole risk of the Subcontractor.

     All insurers of the Subcontractor must be licensed or approved to do business in the State of Colorado. Insurance policies required under this Subcontract shall include provisions preventing cancellation of the policies unless sixty (60) days prior notice is given to the State and the County by certified mail. The Subcontractor shall provide to the County certificates showing adequate insurance coverage within seven (7) working days of the execution of this Subcontract.

     Upon failure of the Subcontractor to furnish, deliver and/or maintain such insurance as provided herein, this Subcontract, at the election of the County, may be immediately declared suspended, discontinued, or terminated. Failure of the Subcontractor in obtaining and/or maintaining any required insurance shall not relieve the Subcontractor from any liability under this Subcontract, nor shall the insurance requirements be construed to conflict with the obligations of the Subcontractor concerning indemnification.

SECTION IX -  NON-COMPLIANCE AND TERMINATION
--------------------------------------------

A.   Termination for Cause.
     ---------------------

     If the County determines the Subcontractor is in non-compliance with the terms of this Subcontract, after giving notice in writing to the Subcontractor of the alleged area(s) of non-compliance, the Subcontractor shall have thirty (30) days in which to correct or justify the area(s) of non-compliance. If the area(s) of non-compliance are not resolved to the satisfaction of the County within thirty (30) days, the County may immediately terminate the Subcontract and/or may withhold further funding. In the event the County determines that the Subcontractor's alleged non-compliance creates an immediate risk to public safety, the County may immediately terminate the Subcontract.

B.   Termination for Convenience.
     ---------------------------

     This Subcontract may be terminated by either party giving thirty (30) days written notice, as provided in Section XII, Paragraph G, herein. If notice is so given, this Subcontract shall terminate on the expiration of the thirty (30) days, but the parties shall not be relieved of any duties to perform or liabilities incurred up to the date of termination.


SECTION X -  SPECIAL PROVISIONS
-------------------------------

A.   Client Files.
     ------------

     The Subcontractor shall maintain individual files for each offender participating in the Subcontractor's program as required by DOC/SJB. The individual files shall be maintained in a secure area in a locked file cabinet or safe.

     Offender files and criminal history records shall be maintained and disseminated pursuant to (S)(S) 24- 72-202 through 204, C.R.S., and (S)(S) 24-72-301 through 308, C.R.S., and in compliance with Title 28 of the Code of Federal Regulations. Any request for information, including but not limited to offenders' records, shall be referred by the Subcontractor to DOC/SJB.

B.   Reports.
     --------

     The Subcontractor shall provide timely, prompt and accurate reports as are or may be required by the State, DOC, SJB or the County , which may include, but are not limited to, statistical reports, caseload data, Community Corrections Client Information Forms, Community Corrections Offender Screening Information Forms, and other records documenting the types of services provided and the identity of the individual offenders to whom such services were provided. The Community Corrections Client Information Forms must be completed, as prescribed by the State, for each residential offender served, and shall accompany the billings coinciding with the offender's month of termination. Community Corrections Offender Screening Information Forms shall, on a monthly basis, be used to record all screening activity performed by the Adams County Community Corrections Board, and shall be submitted to the County with each month's billings.

     1. The Subcontractor, at its sole expense, shall purchase any and all computer hardware or software necessary so that its financial record-keeping and/or billing system(s), program evaluation system(s), and offender status tracking system(s) are compatible with the system(s) utilized or implemented by the State, DOC, SJB and/or the County.

     2. Within five (5) business days of the end of the State fiscal year, the Subcontractor shall report the total costs of its program to the County and to the State.

     3. Within sixty (60) calendar days of the end of the State fiscal year, the Subcontractor shall submit to the County a report documenting its performance under the terms of this Subcontract, including information concerning referrals, screening, offender acceptance and termination, and any other information deemed appropriate by the County.

C.   Fiscal Audits and Accounting.
     ----------------------------

     The Subcontractor shall maintain an accurate fiscal accounting of the earnings of all offenders assigned to their program or facility including, but not limited to: gross earnings; net earnings; federal, state, and local taxes paid; amount of restitution agreed to and paid; savings accounts; subsistence amounts charged and collected; and any other outstanding, financial obligations.

     If requested by the County, the Adams County Community Corrections Board, or the State, at the end of the term of this Subcontract, the Subcontractor shall provide to the County, the Community Corrections Board, and the State a complete, independent fiscal audit report that includes a line item accounting and verification of expenditures in comparison to the budgeted line items as specified in Exhibit A. If such an audit is requested, it shall be provided within ninety (90) calendar days of the receipt of the request.

D.   Review and Inspection.
     ---------------------

     The Subcontractor shall permit any authorized representative of the County to inspect its facilities, fiscal and/or program files at any time, with or without notice, to ensure compliance with this Subcontract. The Subcontractor shall permit any authorized representative of any health department with appropriate jurisdiction to inspect its facilities and relevant files at any time, with or without notice, to ensure compliance with appropriate statutes, rules and regulations. The Subcontractor shall make available for inspection to the State, DOC or SIB any fiscal and/or program files requested within three (3) business days after receiving such a request.

E.   Unauthorized Absence.
     --------------------

     If an offender becomes absent from a program without authorization, the Subcontractor shall notify the County and the offender's probation or parole officer at the appropriate State agency (DOC or SIB) within two (2) hours after the offender becomes absent without authorization. If DOC or SJB notifies the Subcontractor that the absent offender's position should not be held open, the Subcontractor shall hold the absent offender's position open for a period not to exceed one (1) day following the reported absence, and the County shall compensate the Subcontractor at the full rate of reimbursement for that one (1) day.

F    Fugitive Reporting Systems.
     --------------------------

     If the Subcontractor, at any time, has reason to believe that an offender has escaped from a program, it shall immediately notify the appropriate State agency, local law enforcement agencies, and the Adams County Community Corrections Board, using the fugitive reporting system in effect at the time of the escape. The Subcontractor shall also provide the State and the Adams County Community Corrections Board with monthly reports concerning all offenders reported as escapees.

G    Absence Due to Arrest.
     ---------------------

     The Subcontractor shall immediately notify the appropriate State agency (DOC or SJB) if it knows or has reason to believe that an offender has been arrested or is otherwise in the custody of a federal, state or local law enforcement authority. The County shall reimburse the Subcontractor at the full per diem rate for the day the offender was arrested, and at fifty percent (50%) of the full per diem rate for up to seven (7) days following the offender's arrest, if the Subcontractor receives written approval from the State to hold the offender's placement open.

H.   Referral for Medical Services.
     -----------------------------

     The Subcontractor shall identify sources of emergency medical services located within close proximity to its residential community corrections facility. Procedures shall be established to refer offenders requiring such services in the event of emergencies. Offenders shall be advised upon admission to the facility that responsibility for medical and dental care is assumed by the offender unless other arrangements are confirmed in advance by the referring agency. Offenders shall acknowledge these responsibilities in writing upon admission to the program. Policy and procedures of the Subcontractor shall specifically prohibit any restriction or constraint of offenders' movements unless necessary to attend to legitimate medical or dental needs. If a medical emergency occurs, the Subcontractor shall immediately notify the referring agency (DOC or SJB). The County shall compensate the Subcontractor at the full rate the day an offender is placed in a hospital, and at 50% of the regular per diem rate for up to seven (7) days for holding a bed available during the hospitalization of an offender, unless the referring agency notifies the Subcontractor otherwise.

I.   Notice of Placement.
     -------------------

     The Subcontractor shall comply with the notice requirements of
     (S) 17-27.1-10, C.R.S., as amended.

J.   Drug Tests.
     ----------

     The Subcontractor shall Perform periodic chemical tests as defined in the "Colorado Community Corrections Standards" at times that cannot be predicted by the offender to determine the use of drugs by offenders in the Subcontractor's residential and non-residential program.

K.   Supervision.
     ------------

     Provide 24-hour-a-day, seven-day-a-week staff supervision of the offenders assigned to the residential facility as specified in the "Colorado Community Corrections Standards."

L.   Management.
     ----------

     Subcontractor shall retain competent personnel who are satisfactory to the County.

SECTION XI  -  CHANGE ORDER LETTERS
-----------------------------------

The County may prospectively increase or decrease in the amounts payable and the corresponding levels of service under this Subcontract through a Change Order Letter ("Letter"), a copy of which is attached hereto and incorporated herein as Exhibit "G."

A. Upon proper execution and approval, such Letter shall become an amendment to this Subcontract and, except for the Mutual Understandings contained in
     Section XII herein, shall supersede the Subcontract in the event of a conflict between the two. It is understood and agreed that the Letter may be used only for increasing or decreasing funding, corresponding adjustments to service levels, and any budget line items.

B. If the Subcontractor agrees to and accepts the change(s) to the Subcontract as reflected in the Letter, the Subcontractor shall execute and return the Letter to the County by the effective date indicated in the Letter. In the event the Subcontractor does not accept the change(s), or fails to timely return the executed Letter, the County may, upon notice to Subcontractor, terminate this Subcontract effective any time after twenty (20) days following the return deadline specified in the Letter. Such notice shall specify the effective date of termination. In the event of termination, the Parties shall not be relieved of their obligations up to the effective date of termination.

C. Increases or decreases in the level of funding may be made through the Letter process under the following circumstances:

     1. adjustments to reflect current year expenditures;

     2. supplemental appropriations resulting in an increase or decrease in the amounts originally budgeted and available for the purposes of this program;

     3. closure of programs and/or termination of related contracts;

     4. delay or difficulty in implementing new programs or services; and

     5. any other circumstances as deemed appropriate by the County.

SECTION XII  -  MUTUAL UNDERSTANDINGS
-------------------------------------

A.   Jurisdiction and Venue.
     ----------------------

     The laws of the State of Colorado shall govern as to the interpretation, validity, and effect of this Subcontract. The parties agree that jurisdiction and venue for any disputes arising under this Agreement shall be with the District Court of Adams County, Colorado.

B.   Compliance with Laws.
     ---------------------

     During the performance of this Subcontract, the Subcontractor agrees to strictly adhere to all applicable federal, state, and local laws, rules and regulations, including all licensing and permit requirements. The parties hereto aver that they are familiar with (S) 18-8-301, et seq., C.R.S.
                                                           ------
     (Bribery and Corrupt Influences), as amended, and (S) 18-8-401, et seq.,
                                                                     ------
     C.R.S. (Abuse of Public Office), as amended, and that no violation of such provisions are present.

C.   Record Retention.
     ----------------

     The Contractor shall maintain records and documentation of the services provided under this Subcontract, including fiscal records, and shall retain the records for a period of seven (7) years from the date of final payment. During this period, the records and documents shall be subject at all reasonable times to inspection, review, or audit by authorized federal, state, or County personnel.

D.   Assignability.
     -------------

     Neither this Subcontract, nor any rights hereunder, in whole or in part, shall be assignable or otherwise transferable by the Subcontractor without the prior written consent of the County.

E.   Waiver.
     ------

     Waiver of strict performance or the breach of any provision of this Subcontract shall not be deemed a waiver, nor shall it prejudice the waiving party's right to require strict performance of the same provision, or any other provision in the future, unless such waiver has rendered future performance commercially impossible.

F.   Force Majeure.
     --------------

     Neither party shall be liable for any delay or failure to perform its obligations hereunder to the extent that such delay or failure is caused by a force or event beyond the control of such party including, without limitation, war, embargoes, strikes, governmental restrictions, riots, fires, floods, earthquakes, or other acts of God.

G.   Notice.
     ------

     Any notices given under this Agreement are deemed to have been received and to be effective: (1) three (3) days after the same shall have been mailed by certified mail, return receipt requested; (2) immediately upon hand delivery; or (3) immediately upon receipt of confirmation that a facsimile was received. For the purposes of this Subcontract, any and all notices shall be addressed to the contacts listed below:

     For the County:

     Adams County Community Corrections Board
     11160 N. Huron St., Suite #34
     Northglenn, CO 80234
     Phone: (303) 280-5117
     FAX: (303) 280-5193

     Adams County Attorney's Office
     450 S. 4th Ave.
     Brighton, CO 80601
     Phone: (303) 654-6116
     FAX: (303) 654-6114


     For the Subcontractor:

     Southern Corrections Systems, Inc.
     13401 Railway Dr.
     Oklahoma City, OK 73114
     Phone:(405) 752-8802
     FAX:(405) 752-8852

H.   Integration of Understanding.
     ----------------------------

     This Subcontract contains the entire understanding of the parties hereto and neither it, nor the rights and obligations hereunder, may be changed, modified, or waived except by an instrument in writing that is signed by the parties hereto.

I.   Severability.
     ------------

     If any provision of this Subcontract is determined to be unenforceable or invalid for any reason, the remainder of this Subcontract shall remain in effect, unless otherwise terminated in accordance with the terms contained herein.

J.   Authorization.
     --------------

     Each party represents and warrants that it has the power and ability to enter into this Subcontract, to grant the rights granted herein, and to perform the duties and obligations herein described.

IN WITNESS WHEREOF, the parties hereto have caused their names to be affixed hereto.

BOARD OF COUNTY COMMISSIONERS
ADAMS COUNTY, COLORADO,

/s/ Ted L. Strickland     10/4/99            9/23/99
---------------------------------          ------------
Chair                                      Date

ATTEST:                                 APPROVED AS TO FORM:
CAROL SNYDER
CLERK AND RECORDER
                                        Sig. Illegible
                                    -------------------------------
                                    Adams County Attorney's Office
/s/ Lucy Trijillo
----------------------------------
Deputy Clerk

CONTRACTOR:

Southern Corrections Systems, Inc.  by
----------------------------------
Name: Donald E. Smith
Title: CEO



STATE OF ____________________ )

                              )ss:
COUNTY OF____________________ )

The foregoing Subcontract was acknowledged before me this _______ day of______________, 1999, by ___________________________________ as

_________________________________ for the Subcontractor, herein named.




WITNESS my hand and official seal.
My Commission expires:


__________________________________           _________________________
Date                                         Notary Public

                                   Exhibit G

                             Subcontract FY 99-00

SOUTHERN CORRECTIONS SYSTEMS, INC.
13401 RAILWAY DRIVE
OKLAHOMA CITY, OK 73114

Subcontractor:

Pursuant to paragraph Section IV, A. and B. of the Subcontract between the Adams County Board of County Commissioners, and Southern Corrections Systems, Inc., the County hereby notifies you that the maximum amount payable from the State
under Department of Public Safety Contract, #        , covering the period July
                                            ---------
1, 1999 through June 30, 2000 is hereby changed. The maximum amount payable for residential transition placements at a daily rate of $36.08 per offender is
----------------------
increased/decreased  by $                to a new total of $               . The
-------------------      ----------------                    --------------
maximum amount payable for residential diversion placements at a daily rate of
                           ---------------------
$36.08 per offender is increased/decreased by $                            to a
                                              -----------------------------
new total of $                              . The maximum amount payable for
              ------------------------------
diversion non-residential placements is increased/decreased by $
-------------------------               -------------------     ---------------


for a new total of $                    . The per diem rates remain unchanged.
                     -------------------

The effected lines of Section IV. B. of the Subcontract shall now read:

     $_________________ for residential transition placements at a daily rate of $36.08 per offender,

     $_________________ for residential diversion direct sentence and diversion condition of probation placements at a daily rate of $36.08 per offender,

     $_________________ for diversion non-residential placements at no more than $257.00 per month per offender, not to exceed an average of $5.12 per day per offender,

This amendment to the Subcontract is intended to be effective
________________________, but in no event shall this amendment be deemed valid until it shall have been approved by the County or their designee.

Please sign, date and return all copies of this Letter on or before          00.
                                                                    ---------
BOARD OF COUNTY COMMISSIONERS
ADAMS COUNTY, COLORADO


-------------------------------       -------------------------
Chair                                 Date


ATTEST:                          APPROVED AS TO FORM:
CAROL SNYDER
CLERK AND RECORDER               ------------------------------
                                 Adams County Attorney's Office
-------------------------------
Deputy Clerk


CONTRACTOR

-------------------------------
Name:
Title:


STATE OF ___________________   )
                               ) ss:

The foregoing Subcontract was acknowledged before me this _______ day of

____________, 1999, by __________________________ as

______________________________for the Subcontractor, herein named.


WITNESS my hand and official seal.
My Commission expires:


-------------------------------     --------------
Date                                Notary Public

                                   Exhibit G
                            CHANGE ORDER LETTER #1
                            ----------------------
                             Subcontract FY 99-00


SOUTHERN CORRECTIONS SYSTEMS, INC.
13401 RAILWAY DRIVE
OKLAHOMA CITY, OK 73114

Subcontractor:

Pursuant to paragraph Section IV, A. and B. of the Subcontract between the Adams County Board of County Commissioners, and Southern Corrections Systems, Inc., the County hereby notifies you that the maximum amount payable, covering the period July 1, 1999 through June 30, 2000 is hereby changed. The maximum amount payable for residential transition placements at a daily rate of $36.08 per
            ----------------------
offender remains unchanged and is for $626,313.00. The maximum amount payable
                                      -----------
for residential diversion placements at a daily rate of $36.08 per offender is
    ---------------------
increased by $96,442.00 to a new total of $1,352,820.00. The maximum amount
             ----------                   -------------
payable for diversion non-residential placements remains unchanged and is for
            -------------------------
$208.000.00. The per diem rates remain unchanged.
------------

The effected lines of Section IV. B. of the Subcontract shall now read:

     $ 626,313.00 for residential transition placements at a daily rate of
     ------------
     $36.08 per offender,

     $1,352,820.00 for residential diversion direct sentence and diversion
     -------------
     condition of probation placements at a daily rate of $36.08 per offender,

     $ 208,000.00 for diversion non-residential placements at no more than
     ------------
     $257.00 per month per offender, not to exceed an average of $5.12 per day per offender,

This amendment to the Subcontract is intended to be effective November 1, 1999, but in no event shall this amendment be deemed valid until it shall have been approved by the County or their designee.


Please sign, date and return all copies of this Letter on or before February 11, 2000.

BOARD OF COUNTY COMMISSIONERS
ADAMS COUNTY, COLORADO


Sig. Illegible                        Illegible
----------------------------          ------------
Chair                                 Date


ATTEST:                         APPROVED AS TO FORM:
CAROL SNYDER
CLERK AND RECORDER              /s/ Patrise C. Frederick #18793
                                -------------------------------
                                Adams County Attorney's Office
/s/ Lucy Trijillo
----------------------------
Deputy Clerk


CONTRACTOR

Sig. Illegible
----------------------------
Name:
Title:  President


STATE OF     Oklahoma         )
        -------------------
                              ) ss:

The foregoing Subcontract was acknowledged before me this 21 day  of
                                                          --
February, 2000, by /s/ sig. illegible as
--------               --------------
President for the Subcontractor, herein named.
---------


WITNESS my hand and official seal.
My Commission expires:

      6/13/2000                          Beverly A. Porter
---------------------------          -----------------------
Date                                 Notary Public



                                       2